Exhibit 10(46)


           AMENDMENT NO. 6 TO RATIFICATION AND AMENDMENT AGREEMENT AND
                 AMENDMENT NO. 8 TO LOAN AND SECURITY AGREEMENT


      AMENDMENT NO. 6 TO RATIFICATION AND AMENDMENT AGREEMENT AND AMENDMENT NO. 8 TO LOAN AND SECURITY AGREEMENT, dated as of November 27, 2006 (this "Sixth Ratification Amendment"), by and among CONGOLEUM CORPORATION, a Delaware corporation, as debtor and debtor-in-possession ("Borrower"), CONGOLEUM FISCAL, INC., a New York corporation, as debtor and debtor-in-possession ("CFI"), CONGOLEUM SALES, INC., a New York corporation, as debtor and debtor-in-possession ("CSI" and together with CFI, collectively, "Guarantors" and each individually, a "Guarantor"), and WACHOVIA BANK, NATIONAL ASSOCIATION, successor by merger to Congress Financial Corporation ("Lender").

                                   WITNESSETH:

      WHEREAS, Lender, Borrower and Guarantors have entered into financing arrangements pursuant to which Lender may make loans and advances and provide other financial accommodations to Borrower as set forth in the Loan and Security Agreement, dated December 10, 2001, between Lender and Borrower, as amended by Amendment No. 1 to Loan and Security Agreement, dated September 19, 2002, between Lender and Borrower, Amendment No. 2 to Loan and Security Agreement, dated as of February 27, 2003, among Lender, Borrower and Guarantors, and as further amended and ratified by the Ratification and Amendment Agreement, dated as of January 7, 2004 (the "Ratification Agreement"), between Lender and Borrower, as acknowledged by Guarantors, Amendment No. 1 to Ratification Agreement and Amendment No. 3 to Loan and Security Agreement, dated as of December 14, 2004, between Lender and Borrower, as acknowledged by Guarantors, Amendment No. 2 to Ratification Agreement and Amendment No. 4 to Loan and Security Agreement, dated as of January 13, 2005, between Lender and Borrower, as acknowledged by Guarantors, Amendment No. 3 to Ratification Agreement and Amendment No. 5 to Loan and Security Agreement, dated as of June 7, 2005, between Lender and Borrower, as acknowledged by Guarantors, Amendment No. 4 to Ratification Agreement and Amendment No. 6 to Loan and Security Agreement, dated as of December 19, 2005, as acknowledged by Guarantors, and Amendment No. 5 to Ratification Agreement and Amendment No. 7 to Loan and Security Agreement, dated as of September 27, 2006 between Lender and Borrower, as acknowledged by Guarantors, permitting debtor and debtor-in-possession financing for Borrower and Guarantors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced (all of the foregoing, as amended hereby and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Loan Agreement", and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, including the Reaffirmation and Amendment of Guarantor Documents, dated as of January 7, 2004, between Lender and Guarantors, as from time to time amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements");

      WHEREAS, Borrower and each Guarantor has commenced a case under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of New

Jersey and has retained possession of its assets and is authorized under the Bankruptcy Code to continue the operation of its businesses as a debtor-in-possession;

      WHEREAS, Borrower and Guarantors have requested that Lender make certain amendments to the Loan Agreement, and Lender is willing to agree to such request, subject to the terms and conditions contained herein;

      WHEREAS, by this Sixth Ratification Amendment, Lender, Borrower and Guarantors desire and intend to evidence such amendments;

      WHEREAS, this Sixth Ratification Amendment has been filed with the Bankruptcy Court and notice thereof has been served upon all parties that have requested notice in the Borrower's and Guarantors' bankruptcy cases pursuant to the Final Order (1) Authorizing Debtors' Use of Cash Collateral, (2) Authorizing Debtors to Obtain Post-Petition Financing, (3) Granting Senior Liens and Priority Administrative Expense Status Pursuant to 11 U.S.C. ss.ss.105 and 364(c), (4) Modifying the Automatic Stay Pursuant to 11 U.S.C. ss.362, and (5) Authorizing Debtors to Enter Into Agreements with Congress Financial Corporation (the "Final DIP Financing Order"), which was approved by the Bankruptcy Court on February 2, 2004;

      WHEREAS, no objection has been filed by any interested party to the terms and conditions of this Sixth Ratification Amendment and Borrower and Guarantor are authorized to execute and deliver this Sixth Ratification Amendment in accordance with the terms of the Final DIP Financing Order; and

      NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Borrower and Guarantors hereby covenant, warrant and agree as follows:

            1. DEFINITIONS.

            1.1 Additional Definition. "Sixth Ratification Amendment" shall mean this Sixth Ratification Amendment, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

            1.2 Amendments to Definitions in Financing Agreements.

                  (a) All references to the term "Financing Agreements" in this Sixth Ratification Amendment and in any of the Financing Agreements shall be deemed and each such reference is hereby amended to include, in addition and not in limitation, this Sixth Ratification Amendment, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                  (b) All references to the term "Ratification Agreement" in this Sixth Ratification Amendment and in any of the Financing Agreements shall be deemed and each such reference is hereby amended to mean the Ratification Agreement, as amended hereby, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

            1.3 Interpretation. For purposes of this Sixth Ratification Amendment, unless otherwise defined herein, all capitalized terms used herein, including, but not limited to, those terms used and/or defined in the recitals above, shall have the respective meanings assigned to such terms in the Loan Agreement.

            2. AMENDMENTS TO LOAN AGREEMENT

            2.1 Interest Rate. Section 1.41 of the Loan Agreement is deleted in its entirety and replaced with the following:

                  "1.41 'Interest Rate' shall mean, as to Prime Rate Loans, a rate equal to one-quarter (.25%) percent per annum in excess of the Prime Rate; provided, that, notwithstanding anything to the contrary contained herein, the Interest Rate shall mean the rate of two and one-quarter (2.25%) percent per annum in excess of the Prime Rate as to Prime Rate Loans, at Lender's option, without notice, (a) either
            (i) for the period on and after the date of termination or non-renewal hereof until such time as all Obligations are indefeasibly paid and satisfied in full in immediately available funds, or (ii) for the period from and after the date of the occurrence of any Event of Default, and for so long as such Event of Default is continuing as determined by Lender in good faith and (b) on the Revolving Loans at any time outstanding in excess of the amounts available to Borrower under Section 2 hereof (whether or not such excess(es) arise or are made with or without Lender's knowledge or consent and whether made before or after an Event of Default)."

            2.2 Unused Line Fee. Section 3.4 of the Loan Agreement is deleted in its entirety and replaced with the following:

                  "3.4 Unused Line Fee. Borrower shall pay to Lender monthly an unused line fee at a rate equal to three-eighths (.375%) percent per annum calculated upon the amount by which $28,000,000 exceeds the average daily principal balance of the outstanding Revolving Loans and Letter of Credit Accommodations during the immediately preceding month (or part thereof) while this Agreement is in effect and for so long thereafter as any of the Obligations are outstanding, which fee shall be payable on the first day of each month in arrears."

            2.3 Minimum Excess Availability. Section 9.18 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "9.18 Minimum Excess Availability. The Excess Availability of
            Borrower shall at all times be equal to or greater than $2,000,000."

            2.4 Capital Expenditures. Section 9.19 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "Section 9.19 Capital Expenditures. Borrower and its
            Subsidiaries shall not, directly or indirectly, make any Capital Expenditures in excess of $7,000,000 in the aggregate in any fiscal year."

            2.5 Minimum EBITDA. Section 9.23(c) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "(c) Borrower and its Subsidiaries shall not, for any period set forth below during fiscal year 2006 and fiscal year 2007 of Borrower and its Subsidiaries (each, a "Test Period"), permit EBITDA of Borrower and its Subsidiaries on a rolling four (4) quarter basis to be less than the respective amount set forth below opposite such Test Period; provided, that, if Excess Availability was equal to or greater than $15,000,000 for each of the ninety (90) consecutive days immediately preceding the last day of any such Test Period, then Borrower and its Subsidiaries shall not be required to comply with the terms of this Section 9.23(c) for such Test Period:

               Test Period                                Minimum EBITDA
               -----------                                --------------

               For the four (4) quarters ending           $20,000,000
               December 31, 2006

               For the four (4) quarters ending           $20,000,000
               March 31, 2007

               For the four (4) quarters ending           $20,000,000"
               June 30, 2007

            2.6 Term.

                  (a) The first sentence of Section 12.1(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "This Agreement and the other Financing Agreements shall
            become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on the earlier of (i) June 30, 2007 and (ii) the date the plan of reorganization in the Borrower's and Guarantors' bankruptcy cases, as confirmed by the Bankruptcy Court, becomes effective (such earlier date, the "Termination Date")."

                  (b) Section 12.1(c)(iii) of the Loan Agreement is hereby amended by deleting the reference to "December 31, 2006" and replacing it with "June 30, 2007".

            3. AMENDMENT FEE. In addition to and not in limitation of all other fees, costs and expenses payable to Lender under the Financing Agreements, in consideration of this Sixth Ratification Amendment, Borrower shall pay Lender an amendment fee in the amount of $100,000 (the "Amendment Fee"), which fee shall be fully earned as of and payable on the date hereof and may be charged directly to the loan account of Borrower.

            4. ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS. In addition to the continuing representations, warranties and covenants heretofore made in the Loan Agreement or otherwise and hereafter made by Borrower and Guarantors to Lender, whether pursuant to the Financing Agreements or otherwise, and not in limitation thereof, Borrower and

Guarantors hereby represent, warrant and covenant with, to and in favor of Lender the following (which shall survive the execution and delivery of this Agreement), the truth and accuracy of which, or compliance with, to the extent such compliance does not violate the terms and provisions of the Bankruptcy Code, being a continuing condition of the making of loans by Lender:

            4.1 This Sixth Ratification Amendment has been duly authorized, executed and delivered by Borrower and Guarantors and the agreements and obligations of Borrower and Guarantors contained herein constitute legal, valid and binding obligations of Borrower and Guarantors enforceable against Borrower and Guarantors in accordance with their respective terms.

            4.2 No Default or Event of Default or act, condition or event which with notice or passage of time or both would constitute an Event of Default exists or has occurred as of the date of this Sixth Ratification Amendment.

            5. CONDITIONS PRECEDENT. In addition to any other conditions contained herein or in the Loan Agreement, as in effect immediately prior to the date hereof, with respect to the Loans, Letter of Credit Accommodations and other financial accommodations available to Borrower (all of which conditions, except as modified or made pursuant to this Sixth Ratification Amendment shall remain applicable to the Loans and be applicable to Letter of Credit Accommodations and other financial accommodations available to Borrower), the following are conditions to Lender's obligation to extend further loans, advances or other financial accommodations to Borrower pursuant to the Loan
Agreement:

            5.1 Borrower and Guarantors shall execute and/or deliver to Lender this Sixth Ratification Amendment, and all other Financing Agreements that Lender may request to be delivered in connection herewith, in form and substance satisfactory to Lender;

            5.2 No trustee, examiner or receiver or the like shall have been appointed or designated with respect to Borrower or any Guarantor, as debtor and debtor-in-possession, or its business, properties and assets;

            5.3 Borrower and Guarantors shall execute and/or deliver to Lender all other Financing Agreements, and other agreements, documents and instruments, in form and substance satisfactory to Lender, which, in the good faith judgment of Lender are necessary or appropriate and implement the terms of this Sixth Ratification Amendment and the other Financing Agreements, as modified pursuant to this Sixth Ratification Amendment, all of which contains provisions, representations, warranties, covenants and Events of Default, as are reasonably satisfactory to Lender and its counsel;

            5.4 Each of Borrower and Guarantors shall comply in full with the notice and other requirements of the Bankruptcy Code, the applicable Federal Rules of Bankruptcy Procedure, and the terms and conditions of the Final DIP Financing Order in a manner acceptable to Lender and its counsel;

            5.5 No objection has been filed by any interested party to the terms and conditions of this Sixth Ratification Amendment and Borrower and Guarantor are authorized to execute and deliver this Sixth Ratification Amendment in accordance with the terms of the Final DIP Financing.

            5.6 No Default or Event of Default shall be continuing under any of the Financing Agreements, as of the date hereof.

            6. MISCELLANEOUS.

            6.1 Amendments and Waivers. Neither this Sixth Ratification Amendment nor any other instrument or document referred to herein or therein may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

            6.2 Further Assurances. Each of Borrower and Guarantors shall, at its expense, at any time or times duly execute and deliver, or shall cause to be duly executed and delivered, such further agreements, instruments and documents, and do or cause to be done such further acts as may be necessary or proper in Lender's opinion to evidence, perfect, maintain and enforce the security interests of Lender, and the priority thereof, in the Collateral and to otherwise effectuate the provisions or purposes of this Sixth Ratification Amendment, any of the other Financing Agreements or the Financing Order.

            6.3 Headings. The headings used herein are for convenience only and do not constitute matters to be considered in interpreting this Sixth Ratification Amendment.

            6.4 Counterparts. This Sixth Ratification Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall together constitute one and the same agreement.

            6.5 Additional Events of Default, The parties hereto acknowledge, confirm and agree that the failure of Borrower or any Guarantor to comply with any of the covenants, conditions and agreements contained herein or in any other agreement, document or instrument at any time executed by Borrower or any Guarantor in connection herewith shall constitute an Event of Default under the Financing Agreements.

            6.6 Effectiveness. This Sixth Ratification Amendment shall become effective upon the execution hereof by Lender.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Sixth Ratification Amendment to be duly executed as of the day and year first above written.

                         WACHOVIA BANK, NATIONAL ASSOCIATION,
                         successor by merger to Congress Financial Corporation

                         By: /s/ Dionne S. Rice
                             -------------------------------

                         Title: VICE PRESIDENT
                                ----------------------------

                         CONGOLEUM CORPORATION,
                         as Debtor and Debtor-in-Possession

                         By:
                             ------------------------------

                         Title:
                                ---------------------------

                         CONGOLEUM SALES, INC.,
                         as Debtor and Debtor-in-Possession

                         By:
                             ------------------------------

                         Title:
                                ---------------------------

                         CONGOLEUM FISCAL, INC.,
                         as Debtor and Debtor-in-Possession

                         By:
                             ------------------------------

                         Title:
                                ---------------------------

       IN WITNESS WHEREOF, the parties hereto have caused this Sixth Ratification Amendment to be duly executed as of the day and year first above written.

                         WACHOVIA BANK, NATIONAL ASSOCIATION,
                         successor by merger to Congress Financial Corporation

                         By: /s/ Dionne S. Rice
                             -------------------------------

                         Title: VICE PRESIDENT
                                ----------------------------

                         CONGOLEUM CORPORATION,
                         as Debtor and Debtor-in-Possession

                         By: /s/ Howard N. Feist
                             ------------------------------

                         Title: CFO
                                ---------------------------

                         CONGOLEUM SALES, INC.,
                         as Debtor and Debtor-in-Possession

                         By: /s/ Howard N. Feist
                             ------------------------------

                         Title: VP
                                ---------------------------

                         CONGOLEUM FISCAL, INC.,
                         as Debtor and Debtor-in-Possession

                         By: /s/ Howard N. Feist
                             ------------------------------

                         Title: VP
                                ---------------------------